UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The 2017 Annual Meeting of Stockholders of Huntsman Corporation (the “Company”) was held on May 4, 2017 (the “Annual Meeting”).

(b)  The Company’s stockholders voted on the following four proposals (described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2017) at the Annual Meeting and cast their votes as follows:

Proposal 1                                   The eight nominees named below were elected to serve as directors of the board of directors, to serve until the 2018 Annual Meeting, and the voting results were as follows:

Directors	For	Withheld	Broker Non-Votes
Nolan D. Archibald	181,863,517	4,568,713	31,880,624
Mary C. Beckerle	182,061,514	4,382,916	31,880,624
M. Anthony Burns	182,711,108	3,733,322	31,880,624
Jon M. Huntsman	184,388,020	2,044,210	31,880,624
Peter R. Huntsman	185,343,579	1,088,651	31,880,624
Sir Robert J. Margetts	181,210,433	5,221,797	31,880,624
Wayne A. Reaud	183,623,441	2,808,789	31,880,624
Alvin V. Shoemaker	175,143,835	11,288,395	31,880,624

Proposal 2                                   The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
174,308,159	11,541,931	582,140	31,880,624

Proposal 3                                   The results of the non-binding advisory vote on the frequency of the shareholder vote to approve the compensation of the Company’s named executive officers were as set forth below.

1 year	2 years	3 years	Abstain	Broker Non-Votes
166,584,404	595,353	19,012,588	239,885	31,880,624

Proposal 4                                   The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2017 was ratified, and the voting results were as follows.

For	Against	Abstain
210,552,113	7,590,155	170,586

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. SRYKER
Executive Vice President, General Counsel and Secretary

Dated: May 10, 2017